                                                                    EXHIBIT 25.1
________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       _________________________________

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

         New York                                          13-4941093
(JURISDICTION OF INCORPORATION                          (I.R.S. EMPLOYER
     OR ORGANIZATION                                   IDENTIFICATION NO.)
IF NOT A U.S. NATIONAL BANK)


    Wall Street Plaza
     88 Pine Street
   New York, New York
  (ADDRESS OF PRINCIPAL                                       10005
   EXECUTIVE OFFICES)                                       (ZIP CODE)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                               Wall Street Plaza
                    88 Pine Street, New York, New York 10005
                                 (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                      ____________________________________

                                  COAXIAL LLC
                            COAXIAL FINANCING CORP.
                  INSIGHT COMMUNICATIONS OF CENTRAL OHIO, LLC
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

           Delaware                                             Applied For
           Delaware                                             Applied For
           Delaware                                             13-4017803
 (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                    c/o Insight Communications Company, Inc.
                              126 East 56th Street
                              New York, NY  10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                     ______________________________________

                     12 7/8% Senior Discount Notes due 2008
                      (TITLE OF THE INDENTURE SECURITIES)



________________________________________________________________________________
________________________________________________________________________________
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                                       - 2 -


ITEM 1.    GENERAL INFORMATION.
           --------------------

           Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                               Federal Reserve Bank of New York
                               33 Liberty Street, New York N.Y. 10045

                               State of New York Banking Department
                               2 Rector Street, New York, N.Y. 10006

      (b)  Whether it is authorized to exercise corporate trust powers.

             The Trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.
           ------------------------------

           If the obligor is an affiliate of the trustee, describe each such affiliation.

                The obligor is not an affiliate of the trustee.

ITEM 16.  LIST OF EXHIBITS.
          -----------------

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1 - Copy of Organization Certificate of Bank of Montreal Trust
                   Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

       Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust
                   Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

       Exhibit 6 - The consent of the Trustee required by Section 321(b) of the
                   Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

       Exhibit 7 - A copy of the latest report of condition of Bank of Montreal
                   Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                       SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of September, 1998.

                        BANK OF MONTREAL TRUST COMPANY



                        By: /s/ Amy S. Roberts
                           ___________________________
                                Amy S. Roberts
                                Vice President

                                                                     EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK
                         ------------------------------

ASSETS

Due From Banks                             $   677,400
                                           -----------

Investment Securities:
       State & Municipal                    16,513,582
       Other                                       100
                                           -----------
             TOTAL SECURITIES               16,513,682

Loans and Advances
       Federal Funds Sold                   20,900,000
       Overdrafts                               12,169
                                           -----------
             TOTAL LOANS AND ADVANCES       20,912,169

Investment in Harris Trust, NY               8,725,608
Premises and Equipment                         475,614
Other Assets                                 2,636,845
                                           -----------
                                            11,838,067
                                           -----------

             TOTAL ASSETS                  $49,941,318
                                           ===========

LIABILITIES

Trust Deposits                             $ 8,191,549
Other Liabilities                           16,944,443
                                           -----------
             TOTAL LIABILITIES              25,135,992

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
        Fully Paid - 10,000 Shares
        of $100 Each                         1,000,000
Surplus                                      4,222,188
Retained Earnings                           19,605,350
Equity - Municipal Gain/Loss                   (22,212)
                                           -----------
             TOTAL CAPITAL ACCOUNTS         24,805,326
                                           -----------

             TOTAL LIABILITIES
             AND CAPITAL ACCOUNTS          $49,941,318
                                           ===========

          I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                              June 30, 1998

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                              Sanjiv Tandon
                              Kevin O. Healy
                              Steven R. Rothbloom